Scudder
Pennsylvania Tax Free Fund

Annual Report
March 31, 1997

For investors seeking double-tax-free income exempt from both Pennsylvania and regular federal income taxes

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER

                                Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
  10  Investment Portfolio
  14  Financial Statements
  17  Financial Highlights
  18  Notes to Financial Statements
  20  Report of Independent Accountants
  21  Tax Information
  24  Officers and Trustees
  25  Investment Products and Services
  26  Scudder Solutions

                                    In Brief

o Scudder Pennsylvania Tax Free Fund received a four-star rating from Morningstar, reflecting "above-average" risk-adjusted performance through March 31, 1997.*


o As of March 31, 1997, Scudder Pennsylvania Tax Free Fund's 30-day net annualized SEC yield was 5.07%, equivalent to an 8.64% taxable yield for Pennsylvania investors subject to the 41.29% combined federal and state income tax rate.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:  30-Day Yield on March 31, 1997

BAR CHART DATA:

           Scudder              Taxable Yield
        Pennsylvania           Needed to Equal
        Tax Free Fund         the Fund's Yield

            5.07%                   8.64%

o For the one-year period ended March 31, 1997, Scudder Pennsylvania Tax Free Fund posted a total return of 5.30%, compared with the 4.95% average return of 63 similar funds tracked by Lipper Analytical Services over the same time frame. See page 6 for additional information on the Fund's rankings.

* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three- and five-year performance, and was rated among 1,237 and 601 municipal funds for the respective periods. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.



                     2 -- Scudder Pennsylvania Tax Free Fund

                        Letter From the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Pennsylvania Tax Free Fund's performance over its most recent fiscal year ended March 31, 1997. In addition to the Fund's four-star Morningstar rating as of March 31 (see "In Brief" on page 2), the Fund placed in the top one third of similar Pennsylvania tax free funds tracked by Lipper for total return performance over one-, three- and five-year periods. The Fund posted a 5.07% 30-day net annualized SEC yield as of March 31, which is equivalent to a taxable yield of 8.64% for investors in the top Pennsylvania tax bracket. As outlined in the discussion that follows, throughout the fiscal year the Fund's portfolio management team has focused on intermediate-term noncallable bonds and kept overall portfolio quality high in pursuit of high yields and favorable returns. Please read the discussion beginning on page 6 for more information.

     As part of Scudder's ongoing efforts to meet the needs of investors, last fall we launched an innovative new product called Scudder Pathway Series. A "fund of funds," Pathway Series is a collection of four distinct portfolios -- Conservative, Balanced, Growth, and International -- that offers flexibility, diversification, and simplicity. Each portfolio invests in a diverse mix of Scudder funds, and each is geared toward people with different investment goals and risk tolerances. Moreover, a team of Scudder's investment professionals rebalances the mix within the portfolios as market conditions warrant.

     Before closing, we'd also like to take this opportunity to tell you that the Scudder Family of Funds was recently recognized by Morningstar* for stability in management and conformity to investment style. The mutual fund rating service ranked Scudder fourth among 20 leading mutual fund companies for overall management consistency. We are pleased with this superior track record and will strive to maintain our reputation for consistency going forward. Please see pages 25 through 27 for more information on Scudder products and services. As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your account or any Scudder fund.

     Sincerely,



     /s/David S. Lee
     David S. Lee
     President,
     Scudder Pennsylvania Tax Free Fund

*    Morningstar Investor, February 1997


                     3 -- Scudder Pennsylvania Tax Free Fund

PERFORMANCE UPDATE as of March 31, 1997
----------------------------------------------------------------
Fund Index Comparisons
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
3/31/97         $10,000   Cumulative  Annual
--------------------------------------------
Scudder Pennsylvania Tax Free Fund
--------------------------------------------
1 Year          $ 10,530     5.30%     5.30%
5 year          $ 14,086    40.86%     7.09%
Life of Fund*   $ 20,951   109.51%     7.80%
--------------------------------------------
Lehman Brothers Municipal Bond Index
--------------------------------------------
1 Year          $ 10,545     5.45%     5.45%
5 Year          $ 14,137    41.37%     7.16%
Life of Fund*   $ 21,834   118.34%     8.26%
--------------------------------------------
*The Fund commenced operations on May 28, 1987. Index comparisons begin May 31, 1987.

-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Pennsylvania Tax Free Fund
Year            Amount
----------------------
5/87*          $10,000
88             $10,399
89             $11,484
90             $12,489
91             $13,436
92             $14,874
93             $16,835
94             $17,289
95             $18,516
96             $19,896
97             $20,951

LEHMAN BROTHERS MUNICIPAL BOND INDEX
Year            Amount
----------------------
5/87*          $10,000
88             $10,847
89             $11,627
90             $12,855
91             $14,040
92             $15,445
93             $17,380
94             $17,782
95             $19,104
96             $20,705
97             $21,834

Yearly periods ended March 31

The unmanaged Lehman Brothers Municipal Bond Index is a market-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly Periods Ended March 31

                       1988*    1989      1990      1991      1992      1993      1994      1995      1996      1997
                     ------------------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 11.80  $ 12.08   $ 12.27   $ 12.35   $ 12.80   $ 13.46   $ 13.01   $ 13.13   $ 13.31   $ 13.27
INCOME DIVIDENDS..   $   .59  $   .85   $   .84   $   .82   $   .77   $   .76   $   .75   $   .73   $   .71   $   .71
CAPITAL GAINS
DISTRIBUTIONS.....   $   -    $   .06   $   .01   $   -     $   .07   $   .21   $   .09   $   .03   $   .07   $   .02
FUND TOTAL
RETURN (%)........      3.39    11.00      8.75      7.58     10.70     13.19      2.70      7.09      7.45      5.30
INDEX TOTAL
RETURN (%)........      8.48     7.21     10.56      9.22     10.02     12.52      2.32      7.43      8.38      5.45

All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not temporarily capped expenses, the average annual total return for the Fund for the one year, five year, and life of Fund periods would have been lower.


                     4 -- Scudder Pennsylvania Tax Free Fund

PORTFOLIO SUMMARY as of March 31, 1997

---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------
General Obligations                23%
Hospital/Health                    23%
Water/Sewer Revenue                17%
Pollution Control/
Industrial Development              6%
Electric Utility Revenue            6%
Sales Specialty Tax                 5%
Housing Finance Authority           4%
Core Cities/Lease                   4%
Resource Recovery                   4%
Miscellaneous Municipal             8%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

We continue to invest in a broad
selection of Pennsylvania
municipal bonds, including
hospital/healthcare, water and
sewer revenue, and general
obligation bonds.

--------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------
AAA                                71%
AA                                  4%
A                                   5%
BBB                                15%
Not Rated                           5%
--------------------------------------
                                  100%
--------------------------------------

Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's overall quality
remains high, with 80% of
portfolio securities rated A or
better.

--------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------
Less than 1 year                    4%
1-5 years                          15%
5-10 years                         31%
10-20 years                        45%
Greater than 20 years               5%
--------------------------------------
                                  100%
--------------------------------------

Weighted average effective maturity: 10.51 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

During the period, we took
advantage of opportunities to
lock in a substantial income
stream for the Fund over time by
purchasing 10- to 15-year
noncallable bonds.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10.

                     5 -- Scudder Pennsylvania Tax Free Fund

                         Portfolio Management Discussion
Dear Shareholders,

Scudder Pennsylvania Tax Free Fund performed well over a fiscal year that witnessed mixed performance for Pennsylvania municipal bonds, and ended with an interest rate hike by the Federal Reserve. On March 31, 1997, the Fund's 30-day net annualized SEC yield was 5.07%, equivalent to a taxable yield of 8.64% for shareholders subject to the 41.29% maximum combined state and federal income tax rate. The Fund's "tax-equivalent" yield is significantly higher than current yields available from taxable investments of similar maturity and credit quality.

During a 12-month period that saw little price movement in the intermediate-maturity municipal bonds the Fund primarily invests in, the Fund's share price declined $0.04 to $13.27 per share. The modest decline in the Fund's share price along with distributions during the fiscal year of $0.71 in interest income and $0.02 in long-term capital gains combined to produce a total return of 5.30% for the Fund over the fiscal year ended March 31, 1997. The Fund's return compares favorably with the 4.95% average total return of similar funds tracked by Lipper Analytical Services over the same period. The Fund also placed in the top one third of similar Pennsylvania tax free funds tracked by Lipper for total return performance over one-, three-, and five-year periods.

---------------------------------------------------------------

Scudder Pennsylvania Tax Free Fund:
Consistently Topping the Averages

Average annual returns for periods ended March 31, 1997

---------------------------------------------------------------
               Scudder
              Pennsylvania      Lipper
             Tax Free Fund      average        Number of Funds
  Period        return        annual return       tracked
---------------------------------------------------------------
 1 year          5.30%           4.95%              63

 3 years         6.60%           6.19%              43

 5 years         7.09%           6.85%              24
---------------------------------------------------------------

Past performance does not guarantee future results.

                               Pennsylvania Update

The Commonwealth of Pennsylvania continues to benefit from the strength of the local and national economies, although at a more subdued level than other states in the Northeast. Job growth and revenue receipts are outpacing projections and the Commonwealth is expected to complete its 1997 fiscal year with its fifth consecutive General Fund surplus. Pennsylvania's fiscal year 1998 budget has been restricted to growth of 2.7%. And the Commonwealth has a low debt burden. Per capita debt is $418, or 66% of the national average.

     The Commonwealth has been able to channel the growth in its economy into additional new jobs, resulting in an unemployment rate of 5.3% in 1996, the lowest figure in six years and slightly below the national average. Growth in service-related jobs continues to surpass all other sectors and was up 2% in January 1997 from 12 months before. Pennsylvania's manufacturing sector has lagged, however.



                         6 -- Scudder Pennsylvania Tax Free Fund

Under newly enacted welfare reform the Commonwealth will be a net beneficiary for the next two to three years, with federal block grants surpassing the recent level of aid. Pennsylvania plans to display fiscal prudence by setting aside a portion of the surplus for welfare needs in the outlying years. The remaining surplus has been designated to fund worker training and child care programs.

                              Municipals Outperform
                                   Treasuries

Scudder Pennsylvania Tax Free Fund's most recent fiscal year witnessed a healthy U.S. economy spurred on by increased consumer spending with continued low inflation. The economy experienced real (inflation-adjusted) Gross Domestic Product (GDP) growth of 2.4% during 1996, and at the close of the first quarter was on track for GDP growth of 2.5% or higher in 1997. The stock market scaled unprecedented heights until mid-March, and the bond market struggled unsuccessfully to keep up. In the midst of this healthy environment for corporate profits and the stock market, bond market participants continued to closely monitor indicators for signs of economic overheating and accelerating inflation. Their worry was reflected in the performance of the Treasury market over the Fund's most recent fiscal year, where yields of 10-year Treasury bonds rose almost one half of a percentage point, and prices declined 3.64%. Concern over the Federal Reserve Open Market Committee's decision to raise the Fed Funds rate by one quarter of a percentage point on March 25 was balanced by the feeling in some quarters that this and any further increases had already been priced into the market.

Municipals outperformed Treasuries during the 12-month period, as yields of 10-year municipals rose only one tenth of a percentage point, and prices declined 0.66%. Municipal bond prices were supported by shrinking overall supply as large numbers of bonds were called away in June and July, a moderate level of new issuance, and steady demand from both individuals and institutions such as insurance companies.

                              Focus on Intermediate
                                Noncallable Bonds

Our portfolio strategy over the Fund's most recent fiscal year has been to take advantage of opportunities to lock in a substantial income stream for the Fund over time by purchasing 10- to 15-year noncallable bonds. As of March 31, 24% of the Fund's securities had maturities in this range. We also looked for opportunities to add BBB-rated and non-rated bonds to the portfolio, though we were only able to find a few such issues that met our requirements, including Philadelphia Airport bonds. Higher yielding bonds, while carrying some additional credit risk, generally exhibit less interest rate sensitivity than municipal bonds rated A or above. The Fund held 20% of bonds in these two categories as of March 31. (For a summary of the Fund's quality, diversification, and maturity structure, see page 5.) Our continuing goal is to have an average effective maturity similar to that of the Lehman Brothers Municipal Bond Index, the Fund's benchmark, but with a superior,



                    7 -- Scudder Pennsylvania Tax Free Fund
call-protected structure. As of March 31, the Fund's average effective maturity was 10.5 years.

The Fund's overall quality remains high, with 80% of portfolio securities rated A or better as of March 31. We continue to invest in a broad selection of Pennsylvania municipal bonds, including hospital/health care, water and sewer revenue, and general obligation bonds.

                             Three-Tiered Long-Term
                                    Strategy

The Fund seeks to provide investors with a competitive level of federal and state tax-exempt income with total return as an additional objective. We continue to pursue these objectives by concentrating on three broad categories of Pennsylvania municipal bonds:

o Noncallable bonds, which an issuer cannot redeem before the maturity date. When interest rates fall, bond issuers tend to reduce their borrowing expenses by redeeming "callable" existing bonds and issuing new securities that pay lower interest rates. Noncallable bonds provide a relatively stable stream of income and solid price appreciation potential over time. During the period, we sold bonds with weak call protection in favor of those with better call protection. As of March 31, 59% of bonds the Fund held were noncallable.

o Steeply discounted callable bonds, which are unlikely to be subject to early redemption at par value by their issuers.

o "Cushion" bonds. We balance the Fund's long- maturity bonds by purchasing so-called cushion bonds -- bonds with high coupons that compensate investors for the fact that they are likely to be redeemed by their issuer in a relatively short time and which demonstrate the price stability of shorter-term issues.


                     8 -- Scudder Pennsylvania Tax Free Fund

                                   Our Outlook

Though it is possible that the economy's favorable momentum will carry over for the remainder of 1997, we believe that a slight slowdown could occur in the spring or summer. U.S. consumers, the major drivers of the country's economic growth, continue to be overextended: Credit card defaults recently matched levels last seen just after the 1989-90 recession. Deregulation of key industries worldwide, the globalization of economic activity, and technological advances continue to dampen any resurgence of inflation, and any signs that the economy is slowing even slightly could soothe the bond market and diminish upward pressure on rates coming from the Federal Reserve or market participants.

In the near term, we will continue to focus on bonds with favorable call structures as well as search for high yield bonds that meet our credit standards. We will maintain a neutral average maturity for the Fund and, as always, pay close attention to credit quality as we pursue double-tax-free income and competitive total return for Scudder Pennsylvania Tax Free Fund shareholders.

Sincerely,

Your Portfolio Management Team

/s/Donald C. Carleton       /s/Philip G. Condon
Donald C. Carleton          Philip G. Condon


                              Scudder Pennsylvania
                                 Tax Free Fund:
                          A Team Approach to Investing

Scudder Pennsylvania Tax Free Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Donald C. Carleton assumed responsibilities for the Fund's day-to-day management and investment strategies in January 1995. Mr. Carleton has over 25 years of investment management experience and has worked at Scudder since 1983. Philip G. Condon, portfolio manager, became a member of the team in 1987 and has worked at Scudder since 1983. Mr. Condon has 17 years of experience in municipal investing and portfolio management.

Your Portfolio Management Team:  Donald C. Carleton and Philip G. Condon



                     9 -- Scudder Pennsylvania Tax Free Fund

                    Investment Portfolio as of March 31, 1997


                                                                                                    Credit
                                                                                 Principal        Rating (b)         Market
                                                                                Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------

Short-Term Municipal Investments 1.2%
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania
Delaware County, PA, Airport Facilities Revenue, United Parcel Service,
  Daily Demand Note, 3.8%, 12/01/15* ...........................................    200,000          AAA               200,000
Pennsylvania Economic Development Financing Authority,
  Adelphoi Project Weekly Demand Note, Series 1996 E, 3.6%, 8/01/12* ...........    500,000          A1                500,000
Pennsylvania State Higher Education Facilities Authority  Revenue, Daily
  Demand Note, 3.85%, 11/02/29* ................................................    200,000          A1+               200,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $900,000)                                                                 900,000
------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 98.8%
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania
Allegheny County, PA, Sanitary Authority, Sewer Revenues, Series 1986B,
  Prerefunded 6/1/99, 7.5%, 12/01/16 (c) *** ...................................    500,000          AAA               532,190
Armstrong County, PA, Hospital Authority, St. Frances Medical Center,
  Series A, 6.25%, 6/01/13 (c) .................................................  1,000,000          AAA             1,036,050
Berks County, PA, Municipal Authority Hospital Revenue, Reading Hospital and
  Medical Center Project:
   5.5%, 10/01/08 (c) ..........................................................  2,000,000          AAA             2,027,240
   5.7%, 10/01/14 (c) ..........................................................  1,000,000          AAA               996,060
Bethlehem, PA, Water Authority, Refunding:
  4.875%, 11/15/14 (c) .........................................................  1,000,000          AAA               895,630
  Series 1992, Prerefunded 11/15/01, 6.25%, 11/15/11 (c) *** ...................  1,000,000          AAA             1,062,380
Blair County, PA, Hospital Authority, Altoona Hospital Project, 5.5%,
  7/01/07 (c) ..................................................................  1,000,000          AAA             1,020,330
Bucks County, PA, Water and Sewer Authority Revenue, ETM, 6.375%, 12/01/08** ...    425,000          NR                453,199
Clearfield, PA, Hospital Authority Revenue, Clearfield Hospital, 6.875%,
  6/01/16 ......................................................................  1,450,000          BBB             1,484,510
Commonwealth of Pennsylvania, Certificate of Participation, Lease Revenue:
  Series A, 5%, 7/01/15 (c) ....................................................  1,000,000          AAA               900,150
  Series A, 5.25%, 7/01/10 (c) .................................................  1,890,000          AAA             1,835,398
Delaware County Authority, Commonwealth of Pennsylvania, University Revenue,
  Villanova University, 7.75%, Prerefunded 8/1/98, 8/01/18 *** .................    200,000          AAA               213,150
Delaware County, PA, Health Facilities Revenue, Mercy Health Corporation of
  Southeastern Pennsylvania, Series B, 6%, 11/15/07 ............................  1,500,000          BBB             1,515,660
Delaware County, PA, Hospital Revenue, Memorial Hospital, 5.5%, 8/15/13 ........  1,750,000          AAA             1,707,475
Delaware County, PA, White Horse Village, Series 1996A,
  6.6%, 7/01/06 ................................................................  1,000,000          NR              1,002,540

    The accompanying notes are an integral part of the financial statements.


                    10 -- Scudder Pennsylvania Tax Free Fund

                                                                                                    Credit
                                                                                 Principal        Rating (b)         Market
                                                                                Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Erie County, PA, Prison Authority, Commonwealth Lease Revenue, Prerefunded
  11/1/01, 6.25%, 11/01/11 (c) *** .............................................  1,000,000          AAA             1,061,930
Erie, PA, Higher Education Building Authority, College Revenue, Mercyhurst
  College Project, 5.75%, 3/15/20 ..............................................  1,000,000          BBB               906,740
Harrisburg, PA, Water Authority Revenue, Series 1993 B, Inverse Floater,
  8.02%, 6/18/15 (c)**** .......................................................  1,000,000          AAA               970,000
Indiana County, PA, Industrial Development Authority, Pennsylvania Electric
  Company, Pollution Control Revenue, 5.35%, 11/01/10 (c) ......................  1,000,000          AAA               993,090
Lebanon County, PA, Good Samaritan Hospital Authority Revenue, Series 1989B,
  Prerefunded 11/1/99, 8.25%, 11/01/18 *** .....................................    600,000          AAA               663,948
Lehigh County, PA, Hospital Revenue, Healtheast, Series B, 9%, Prerefunded
  7/1/97, 7/01/15 *** ..........................................................    200,000          AAA               206,502
Montgomery County, PA, Holy Redeemer Hospital, 6.75%, 2/01/09 (c) ..............    500,000          AAA               516,695
Montgomery County, PA, Redevelopment Authority, Multi-Family
  Housing Revenue Refunding, KBF Associates, LP Project, 6.375%, 7/01/12 .......  1,500,000          BBB             1,488,990
Pennsylvania Convention Center Authority, Funding Revenue, 6%, 9/01/19 (c) .....  2,200,000          AAA             2,348,566
Pennsylvania Economic Development Financing Authority, Resource Recovery
  Revenue, Series 1994D, 7.125%, 12/01/15 ......................................  2,700,000          BBB             2,822,337
Pennsylvania General Obligation:
  10%, 4/15/02 (c) .............................................................  2,500,000          AAA             3,059,375
  6.25%, 7/01/10 ...............................................................  1,000,000          AA              1,076,650
  Zero Coupon, Prerefunded 12/15/98, 12/15/02 *** ..............................  2,040,000          AAA             1,388,200
Pennsylvania Higher Education Facilities Authority, Health Services,
  Series 1996A, 5.6%, 11/15/10 (c) .............................................  2,480,000          AAA             2,474,222
Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue:
  Series 1991-32, 7.15%, 4/01/15 ...............................................    865,000          AA                911,252
  Series 1992-33, 6.85%, 10/01/09 ..............................................    840,000          AA                889,165
Pennsylvania Industrial Development Authority, Economic Development Revenue:
  5.8%, 1/01/08 (c) ............................................................  1,000,000          AAA             1,043,320
  Series 1996, 6%, 7/01/08 (c) .................................................  1,000,000          AAA             1,063,010
Pennsylvania Intergovernmental Cooperation Authority, Special Tax
  Revenue, City of Philadelphia, 6.8%, Prerefunded 6/15/02, 6/15/12 *** ........  1,000,000          AAA             1,090,590
Philadelphia PA Authority for Industrial Development, Commercial Development
  Revenue, 6.5%, 10/1/27 .......................................................  1,000,000          NR                975,830
Philadelphia, PA, Airport Revenue, Philadelphia Airport System, 9%, 6/15/15 ....    100,000          BBB               103,500
Philadelphia, PA, Gas Works Revenue, Series A, Prerefunded 7/1/97, 7.3%,
  7/01/99 *** ..................................................................  1,000,000          AAA             1,028,360

    The accompanying notes are an integral part of the financial statements.


                    11 -- Scudder Pennsylvania Tax Free Fund

                                                                                                    Credit
                                                                                 Principal        Rating (b)         Market
                                                                                Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA, General Obligation:
  11.5%, 8/01/98 (c) ...........................................................    500,000          AAA               546,855
  Refunding Revenue, Series A, 11.5%, 8/01/99 (c) ..............................    710,000          AAA               817,380
  School District, Series A, 6.25%, 9/01/09 (c) ................................  1,000,000          AAA             1,078,000
Philadelphia, PA, Hospital and Higher Education Facilities Authority:
  Hospital Revenue:
   Children's Seashore House, Series A, 7%, 8/15/12 (c) ........................  1,000,000          A               1,050,280
   Graduate Health System Obligation Group, 6.625%, 7/01/21 ....................    500,000          BBB               488,735
   Albert Einstein Medical Center, 7.5%, 4/01/99 ...............................    535,000          A                 543,576
  Temple University Hospital, Series 1993A, 6.625%, 11/15/23 ...................  1,100,000          BBB             1,121,934
Philadelphia, PA, Municipal Authority, Lease Revenue Refunding,
  Series A, 5.625%, 11/15/14 (c) ...............................................  1,000,000          AAA               982,930
Philadelphia, PA, Water & Wastewater Refunding Revenue, 5.625%,
  6/15/09 (c) ..................................................................  2,000,000          AAA             2,045,060
Philadelphia, PA, Water Revenue, 6.25%, 8/01/10 (c) ............................  1,000,000          AAA             1,077,000
Philadelphia, PA, Port Authority Lease Revenue, Series 1993, 6.2%,
  9/01/13 (c) ..................................................................  2,000,000          AAA             2,054,360
Pittsburgh, PA, General Obligation, Series 1993 A, 5.5%, 9/01/14 (c) ...........  1,500,000          AAA             1,478,460
Pittsburgh, PA, Water and Sewer System Revenue:
  ETM, 7.25%, 9/01/14 (c)** ....................................................    150,000          AAA               176,483
  Series A, Prerefunded 9/1/01, 6.5%, 9/01/14 (c)*** ...........................  1,250,000          AAA             1,357,538
  Series A, 4.75%, 9/01/16 (c) .................................................  2,000,000          AAA             1,725,740
Pottsville, PA, Hospital Authority, Warne Clinic, 7.25%, 7/01/24 ...............  1,000,000          BBB             1,041,160
Somerset County, PA, General Authority, Commonwealth Lease Revenue, 6.25%,
  Prerefunded 10/15/01, 10/15/11 (c) *** .......................................  1,000,000          AAA             1,061,410
Union County, PA, Higher Education Facilities Authority, University Revenue,
  Bucknell University, 6.2%, 4/01/07 (c) .......................................  1,000,000          AAA             1,049,470
University Area, PA, Sewer Revenue, 5.25%, 11/01/14 (c) ........................  1,750,000          AAA             1,680,070
Washington County, PA, Lease Revenue, Shadyside Hospital Project, 7.375%,
  Prerefunded 6/15/00, 12/15/09 (c) *** ........................................  1,000,000          AAA             1,105,760
York County, PA, Resource Recovery Solid Waste Authority, General Obligation,
  Series C, 8.2%, 12/01/14 .....................................................    315,000          A                 329,723
Puerto Rico
Puerto Rico Electric Power Authority, Power Revenue Refunding, Series N,
  Zero Coupon, 7/01/03 (c) .....................................................  1,500,000          AAA             1,115,175
Puerto Rico Public Building Authority, Government Facilities Revenue, 6.25%,
  7/01/13 (c) ..................................................................  1,000,000          AAA             1,083,160
Puerto Rico, General Obligation, Public Improvement Refunding, 5.4% 7/01/07 ....  1,500,000          A               1,502,203

    The accompanying notes are an integral part of the financial statements.


                    12 -- Scudder Pennsylvania Tax Free Fund

                                                                                                    Credit
                                                                                 Principal        Rating (b)         Market
                                                                                Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Virgin Islands
Virgin Islands Public Finance Authority, General Obligation, Matching Fund
  Loan Notes, Series A, 7.25%, 10/01/18 .......................................   1,500,000          NR              1,619,700
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $69,431,563)                                                            71,896,396
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $70,331,563) (a)                                                          72,796,396
------------------------------------------------------------------------------------------------------------------------------

    (a) The cost for federal income tax purposes was $70,331,563. At March 31, 1997, net unrealized appreciation for all securities based on tax cost was $2,464,833. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,799,447 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $334,614.

    (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined to be of comparable quality to rated eligible securities.

    (c) Bond is insured by one of these companies: AMBAC, FGIC or MBIA.

      * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

     ** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

    *** Prerefunded: Bonds which are prerefunded are collateralized by U.S.
        Treasury securities which are held in escrow and are used to pay principal and interest, if any, on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

   **** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of March 31, 1997.

    The accompanying notes are an integral part of the financial statements.


                    13 -- Scudder Pennsylvania Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of March 31, 1997

 Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $70,331,563) ...............       $  72,796,396
                  Cash ...............................................................              14,855
                  Receivable for investments sold ....................................             275,000
                  Interest receivable ................................................           1,267,808
                  Receivable for Fund shares sold ....................................              30,268
                  Other assets .......................................................               1,766
                                                                                             ----------------
                  Total assets .......................................................          74,386,093
 Liabilities
 ----------------------------------------------------------------------------------------------------------------------------
                  Dividends payable ..................................................             131,679
                  Payable for Fund shares redeemed ...................................               4,528
                  Accrued management fee .............................................              17,817
                  Other accrued expenses .............................................              54,072
                                                                                             ----------------
                  Total liabilities ..................................................             208,096
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $  74,177,997
                  -------------------------------------------------------------------------------------------
 Net Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Unrealized appreciation on investments .............................           2,464,833
                  Paid-in capital ....................................................          71,713,164
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $  74,177,997
                  -------------------------------------------------------------------------------------------
 Net Asset Value
 ----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                    ($74,177,997 / 5,591,548 outstanding shares of beneficial
                    interest, $.01 par value, unlimited number of shares                     ----------------
                    authorized) ......................................................       $       13.27
                                                                                             ----------------

    The accompanying notes are an integral part of the financial statements.


                    14 -- Scudder Pennsylvania Tax Free Fund

                             Statement of Operations
                            year ended March 31, 1997

 Investment Income
 ------------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Interest ...........................................................       $   4,383,951
                                                                                             -----------------

                  Expenses:
                  Management fee .....................................................             452,373
                  Services to shareholders ...........................................              88,492
                  Custodian and accounting fees ......................................              60,537
                  Trustees' fees and expenses ........................................              15,042
                  Auditing ...........................................................              30,512
                  Reports to shareholders ............................................              30,444
                  Registration fees ..................................................               3,389
                  Legal ..............................................................               7,109
                  Other ..............................................................               5,234
                                                                                             -----------------
                  Total expenses before reductions ...................................             693,132
                  Expense reductions .................................................            (316,193)
                                                                                             -----------------
                  Expenses, net ......................................................             376,939
                  --------------------------------------------------------------------------------------------
                  Net investment income                                                          4,007,012
                  --------------------------------------------------------------------------------------------

 Realized and unrealized gain (loss) on investment transactions
 ------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain from investment transactions .....................              84,346
                  Net unrealized depreciation on investments during the period .......            (190,591)
                  --------------------------------------------------------------------------------------------
                  Net loss on investment transactions                                             (106,245)
                  --------------------------------------------------------------------------------------------
                  --------------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations                       $   3,900,767
                  --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                    15 -- Scudder Pennsylvania Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                  Years Ended March 31,
 Increase (Decrease) in Net Assets                                                1997              1996
 ---------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income ....................................    $ 4,007,012       $ 4,007,114
                Net realized gain from investment transactions ...........         84,346           268,513
                Net unrealized appreciation (depreciation) on investments
                  during the period ......................................       (190,591)        1,138,390
                                                                             ----------------  ---------------
                Net increase in net assets resulting from operations .....      3,900,767         5,414,017
                                                                             ----------------  ---------------
                Distributions to shareholders:
                From net investment income ...............................     (4,007,012)       (4,007,114)
                                                                             ----------------  ---------------
                From net realized gains from investment transactions .....       (130,973)         (406,975)
                                                                             ----------------  ---------------
                Fund share transactions:
                Proceeds from shares sold ................................     13,660,695        13,628,858
                Net asset value of shares issued to shareholders in
                  reinvestment of distributions ..........................      2,572,041         2,848,989
                Cost of shares redeemed ..................................    (17,335,755)      (14,251,658)
                                                                             ----------------  ---------------
                Net increase (decrease) in net assets from Fund share
                  transactions ...........................................     (1,103,019)        2,226,189
                                                                             ----------------  ---------------
                Increase (decrease) in net assets ........................     (1,340,237)        3,226,117
                Net assets at beginning of period ........................     75,518,234        72,292,117
                                                                             ----------------  ---------------
                Net assets at end of period ..............................    $74,177,997       $75,518,234
                                                                             ----------------  ---------------
 Other Information
 ---------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Fund shares
                Shares outstanding at beginning of period ................      5,674,116         5,507,084
                                                                             ----------------  ---------------
                Shares sold ..............................................      1,024,372         1,013,230
                Shares issued to shareholders in reinvestment of
                  distributions ..........................................        192,785           212,399
                Shares redeemed ..........................................     (1,299,725)       (1,058,597)
                                                                             ----------------  ---------------
                Net increase (decrease) in Fund shares ...................        (82,568)          167,032
                                                                             ----------------  ---------------
                Shares outstanding at end of period ......................      5,591,548         5,674,116
                                                                             ----------------  ---------------

    The accompanying notes are an integral part of the financial statements.


                    16 -- Scudder Pennsylvania Tax Free Fund

                              Financial Highlights

The following table included selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                                                                For the Period
                                                                                                                 May 28, 1987
                                                                                                               (commencement of
                                                        Years Ended March 31,                                   operations) to
                                                                                                                   March 31,
                               1997     1996     1995     1994     1993     1992     1991     1990     1989          1988
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning    ----------------------------------------------------------------------------------------------
   of period ...............  $13.31   $13.13   $13.01   $13.46   $12.80   $12.35   $12.27   $12.08   $11.80        $12.00
                              ----------------------------------------------------------------------------------------------
Income from investment
   operations:
Net investment income ......     .71      .71      .73      .75      .76      .77      .82      .84      .79           .65
Net realized and unrealized
   gain (loss) on
   investment transactions .    (.02)     .25      .15     (.36)     .87      .52      .08      .20      .40          (.26)
Total from investment         ----------------------------------------------------------------------------------------------
   operations ..............     .69      .96      .88      .39     1.63     1.29      .90     1.04     1.19           .39
                              ----------------------------------------------------------------------------------------------
Less distributions:
From net investment
   income ..................    (.71)    (.71)    (.73)    (.75)    (.76)    (.77)    (.82)    (.84)    (.85)         (.59)
From net realized gains on
   investment transactions .    (.02)    (.07)    (.03)    (.09)    (.21)    (.07)      --     (.01)    (.06)           --
                              ----------------------------------------------------------------------------------------------
Total distributions ........    (.73)    (.78)    (.76)    (.84)    (.97)    (.84)    (.82)    (.85)    (.91)         (.59)
                              ----------------------------------------------------------------------------------------------
Net asset value, end of       ----------------------------------------------------------------------------------------------
   period ..................  $13.27   $13.31   $13.13   $13.01   $13.46   $12.80   $12.35   $12.27   $12.08        $11.80
                              ----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) .......    5.30     7.45     7.09     2.70    13.19    10.70     7.58     8.75    11.00          3.39**
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ............      74       76       72       74       61       39       26       18       11             5
Ratio of operating expenses,
   net to average daily net
   assets (%) ..............     .50      .50      .50      .50      .50      .50      .50      .50      .50           .50*
Ratio of operating expenses
   before expense
   reductions, to average
   daily net assets (%) ....     .92      .91      .94      .95     1.02     1.13     1.43     1.84     2.43          5.75*
Ratio of net investment
   income to average daily
   net assets (%) ..........    5.32     5.30     5.74     5.42     5.79     6.05     6.67     6.78     7.09          7.16*
Portfolio turnover
   rate (%) ................   11.64    11.1     26.2     17.4     29.2     11.2      7.8      2.0     13.5           97.6*

 (a) Total returns are higher due to maintenance of the Fund's expenses.
 *   Annualized
 **  Not annualized


                    17 -- Scudder Pennsylvania Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Pennsylvania Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

During the year ended March 31, 1997, purchases and sales of municipal securities (excluding short-term investments) aggregated $8,293,361 and $8,344,728, respectively.


                    18 -- Scudder Pennsylvania Tax Free Fund

                               C. Related Parties

Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser has agreed not to impose all or a portion of its management fee until July 31, 1997, and during such period to maintain the annualized expenses of the Fund at not more than 0.50% of average daily net assets. For the year ended March 31, 1997, the Adviser imposed fees amounting to $136,180, of which $17,817 is unpaid at March 31, 1997, and the portion not imposed amounted to $316,193.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended March 31, 1997, the amount charged to the Fund by SSC aggregated $62,522, of which $5,480 is unpaid at March 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended March 31, 1997, the amount charged to the Fund by SFAC aggregated $36,000, of which $3,000 is unpaid at March 31, 1997.

The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended March 31, 1997, Trustees' fees and expenses charged to the Fund aggregated $15,042.


                    19 -- Scudder Pennsylvania Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder State Tax Free Trust and the Shareholders of Scudder Pennsylvania Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Pennsylvania Tax Free Fund, including the investment portfolio, as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the nine years in the period then ended, and for the period May 28, 1987 (commencement of operations) to March 31, 1988. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Pennsylvania Tax Free Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the nine years in the period then ended, and for the period May 28, 1987 (commencement of operations) to March 31, 1988, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
May 12, 1997


                    20 -- Scudder Pennsylvania Tax Free Fund

                                Tax Information

The Fund paid distributions of $0.023 per share from net long-term capital gains during its year ended March 31, 1997. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $85,345 as capital gain dividends for its year ended March 31, 1997.

Of the dividends paid by the Fund from net investment income for the year ended March 31, 1997, 100% constituted exempt interest dividends for regular federal income tax and Pennsylvania personal income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                    21 -- Scudder Pennsylvania Tax Free Fund

                                    This Page
                                  intentionally
                                   left blank.


                    22 -- Scudder Pennsylvania Tax Free Fund

                                    This Page
                                  intentionally
                                   left blank.

                    23 -- Scudder Pennsylvania Tax Free Fund

                              Officers and Trustees


David S. Lee*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

E. Michael Brown*
Trustee

Dawn-Marie Driscoll
Trustee; Executive Fellow; President, Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and Trustee

Dudley H. Ladd*
Trustee

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Daniel Pierce*
Trustee

Jean C. Tempel
Trustee; General Partner,
TL Ventures

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

*Scudder, Stevens & Clark, Inc.


                    24 -- Scudder Pennsylvania Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Large Company Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
   (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


                    25 -- Scudder Pennsylvania Tax Free Fund

                                Scudder Solutions

Convenient ways to invest, quickly and reliably:
--------------------------------------------------------------------------------------------------------------------------

          Automatic Investment Plan                                    AutoBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is higher and       electronically debited from that account.
          fewer when it's lower, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).


          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
--------------------------------------------------------------------------------------------------------------------------

          Scudder Automated Information Line: SAIL(tm)                 Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
--------------------------------------------------------------------------------------------------------------------------

          Automatic Withdrawal Plan                                    AutoSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
--------------------------------------------------------------------------------------------------------------------------



                    26 -- Scudder Pennsylvania Tax Free Fund

Mutual Funds and More -- Brokerage and Guidance Services:
--------------------------------------------------------------------------------------------------------------------------

          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund FolioSM provides      using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies-with no    Personal  Counsel from Scudder(sm)
          transaction fees or commissions. Scudder               Developed for investors who prefer the benefits of no-load
          shareholders can take advantage of a Scudder           Scudder funds but want ongoing professional assistance in
          Brokerage account already reserved for them, with      managing a portfolio. Personal Counsel(sm) is a highly
          no minimum investment. For information about           customized, fee-based asset management service for
          Scudder Brokerage Services, call 1-800-700-0820.       individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(sm) and Personal Counsel(sm) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
--------------------------------------------------------------------------------------------------------------------------

Additional Information on How to Contact Scudder:
--------------------------------------------------------------------------------------------------------------------------

          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Funds Center
          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Funds Centers. Check for a Funds Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations --  1-800-225-2470          Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

          New From Scudder: Pathway Series

          In a complex financial world, Scudder Pathway Series is a refreshingly simple concept. With one investment, Pathway gives you instant access to broad diversification in U.S. markets and across the globe. Select from four Portfolios -- Conservative, Balanced, Growth, or
          International -- each with a distinct investment objective that can match your goals. Each
          Portfolio, rather than investing in individual securities, invests in carefully selected
          Scudder mutual funds.

          The share price of each Pathway Series portfolio will fluctuate and the risk associated with each portfolio is determined by the securities held in each underlying Scudder fund. Contact
          Scudder Investor Services, Inc., Distributor, for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.

                    27 -- Scudder Pennsylvania Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER